Exhibit 10.1

REDEMPTION AGREEMENT

Dated as of December 15, 2020

This Redemption Agreement (this “Agreement”), dated as of the date first set forth above (the “Closing Date”), is entered into by and between (i) fuboTV Inc., a Florida corporation (USA), with its address at 1115 Broadway, 12th Floor, New York, NY 10010 (“fuboTV”) and (ii) FBNK Finance S.a r.l., a Luxembourg company (“FBNK Finance). fuboTV and FBNK Finance may be referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, FBNK Finance is the owner of a number of shares of common stock, par value $0.0001 per share, of fuboTV (the “Common Stock”);

WHEREAS, pursuant to the terms and conditions of this Agreement, FBNK Finance desires to sell, and fuboTV desires to purchase, all of FBNK Finance’s rights, title, and interest in and to 800,000 shares of Common Stock (the “Shares”) as further described herein;

WHEREAS, C2A2 Corp. AG Ltd, a Switzerland company having its address at Chemin de la Chéneau, CH-1276 Gingins Switzerland) (“C2A2”), Digital Commerce Strategy AG (f/k/a Facebank AG), a Swiss joint stock company having its registered address at Gerbergasse 48, CH-4001 Basel, Switzerland (“Digital Commerce”), Mr. Aston Fallen (“Mr. Fallen”) which are parties related to FBNK Finance, and fuboTV are the original parties to that certain Call Option Agreement, dated as of July 10, 2020 (the “Original Call Option Agreement”), which Original Call Option Agreement has been amended and which has been joined by certain additional persons and entities as parties thereto effective as of July 20, 2020 (as so amended, the “Call Option Agreement”) and,

WHEREAS, fuboTV has, by separate written instruments, effective upon the redemption of the Shares contemplated hereby, irrevocably waived its right to exercise the Call Right under the Call Option Agreement, released the respective owners of the Call Shares from compliance with the Call Right, and directed the release of the Call Shares to the respective owners (as such terms are defined under the Call Option Agreement) (the “Call Option Waiver and Release”); and

WHEREAS, pursuant to the terms and conditions herein and in connection with the redemption of Shares pursuant to this Agreement C2A2, Digital Commerce, Mr. Fallen and the Additional Shareholders (as defined in the Call Option Agreement) and fuboTV (collectively, the “Call Option Parties”), desire to provide for the termination of the Call Option Agreement; and

WHEREAS, in connection with the redemption of the Shares the Parties shall undertake such further actions as set forth herein.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1. Agreement to Purchase and Sell. Subject to the terms and conditions of this Agreement, on the Closing Date, FBNK Finance shall sell, assign, transfer, convey, and deliver to fuboTV, and fuboTV shall redeem, accept and purchase, the Shares and any and all rights in the Shares to which FBNK Finance is entitled, and by doing so FBNK Finance shall be deemed to have assigned all of FBNK Finance’s rights, titles and interest in and to the Shares to fuboTV and fuboTV shall have acquired and redeemed the Shares.

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2. Consideration. The consideration for the acquisition of the Shares shall be $0.0001 per share, therefore being $80.00 in total (the “Cash Consideration”), and the Call Option Waiver and Release, and each of the Parties acknowledge and agree that the consideration provided herein is good and sufficient with respect to the transfer of the Shares to fuboTV.

3. Closing; Deliveries; Additional Actions.

3.1.	Closing. The purchase and sale of the Shares (the “Closing”) shall be held on the Closing Date immediately following the execution hereof.

3.2.	Deliveries at Closing. At the Closing, (i) FBNK Finance shall deliver to fuboTV (1) the stock power as attached hereto as Exhibit A, duly executed by FBNK Finance or authorized officer(s) of FBNK Finance, as applicable, together with such other instruments of transfer in form and substance reasonably satisfactory to fuboTV and such other documents as may be required under applicable law or reasonably requested by fuboTV in order to transfer the Shares to fuboTV, (2) a completed and executed copy of the letter to fuboTV’s transfer agent as attached hereto as Exhibit B, and (3) a completed and executed copy of the corporate resolution as attached hereto as Exhibit C; and (ii) fuboTV shall deliver to FBNK Finance the Cash Consideration via check or wire transfer, as directed by FBNK Finance. fuboTV and FBNK Finance acknowledge and agree that the Shares are not certificated. To the extent required, in order to effectively transfer the Shares, FBNK Finance undertakes to obtain any prior approval or authorization that may be required in the circumstance, enabling it to warrant that (i) it is not subject to any restrictions preventing it from transferring the Shares and (ii) the Shares are free and clear from all rights liens charges, guarantees, pledges, options or other restriction or third party rights of any nature whatsoever.

4.	Termination of Call Option Agreement. Following the Closing, the Parties shall reasonably cooperate to have the Call Option Parties execute and deliver the Termination of Call Option Agreement as attached hereto as Exhibit D (the “Termination Agreement”) and to take such actions as may reasonably be required to consummate the transactions as set forth therein.

5.	Representations and Warranties of FBNK Finance Related to the Shares. FBNK Finance represents and warrants to fuboTV (i) that FBNK Finance legally and beneficially owns the Shares and no other party, person or entity has any rights therein or thereto; (ii) that there are no liens or other encumbrances of any kind on the Shares and FBNK Finance has the sole right to dispose of the Shares and (iii) there are no outstanding options, warrants or other similar agreements with respect to the Shares.

6.	Representations and Warranties of the Parties. Each of the Parties (the “Representing Party”) hereby represents and warrants to the other Party as follows:

6.1.	Organization and Standing. The Representing Party is an entity duly organized and in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite power and authority to own its properties and conduct its business as it is now being conducted. The nature of the business and the character of the properties the Representing Party owns or leases do not make licensing or qualification of the Representing Party as a foreign entity necessary under the laws of any other jurisdiction, except to the extent such licensing or qualification have already been obtained.

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6.2.	Due Authority; No Violation. The Representing Party has all requisite rights and authority or the capacity to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Representing Party, and no other proceedings on the part of the Representing Party are necessary to authorize the execution, delivery and performance of this Agreement or the transactions contemplated hereby or thereby on the part of the Representing Party. The execution, delivery and performance of this Agreement will not (x) violate, conflict with, or result in the breach, acceleration, default or termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions, or conditions of any material agreement or instrument to which the Representing Party is a party or by which it or its assets may be bound or (y) constitute a violation of any material applicable law, rule or regulation, or of any judgment, order, injunctive award or decree of any governmental authority applicable to the Representing Party or (z) conflict with, result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time, or both) the Representing Party’s organizational or operating documents (if the Representing Party is an entity) or any order, judgment, arbitration award, or decree to which such the Representing Party is a party or by which it or any of its assets or properties are bound.

6.3.	Approvals. No approval, authority, or consent of or filing by the Representing Party with, or notification to, any governmental authority, is necessary to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated herein.

6.4.	Enforceability. This Agreement has been duly executed and delivered by the Representing Party and, assuming that this Agreement constitutes the legal, valid and binding obligation of the other Parties, constitutes the legal, valid, and binding obligation of the Representing Party, enforceable against the Representing Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally.

7. Covenants and Agreements.

7.1.	Each of the Parties, as promptly as practicable, shall make, or cause to be made, all filings and submissions under laws applicable to it and its affiliates, as may be required for it to consummate the transactions contemplated hereby and shall use its commercially reasonable efforts to obtain, or cause to be obtained, all other authorizations, approvals, consents and waivers from all persons and governmental authorities necessary to be obtained by it or its affiliates, in order for it to consummate such transactions, at the cost of the Party required to file or submit the same. Notwithstanding anything to the contrary herein, nothing herein shall require, or be construed to require, any Party to agree to hold separate or to divest any of the businesses, product lines or assets.

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7.2.	Each Party hereto shall promptly inform the other Party of any material communication from any governmental authority regarding any of the transactions contemplated by this Agreement and shall promptly furnish the other Party with copies of substantive notices or other communications received from any third party or any governmental authority with respect to such transactions. Each Party shall agree on the content of any proposed substantive written communication or submission or any oral communication to any governmental authority. If any Party or any affiliate thereof receives a request for additional information or documentary material from any such governmental authority with respect to the transactions contemplated by this Agreement, then such Party will endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other Party, an appropriate response in compliance with such request. Each Party shall, to the extent practicable, provide the other Party and their respective counsel with advance notice of and the opportunity to participate in any substantive discussion, telephone call or meeting with any governmental authority in respect of any filing, investigation or other inquiry in connection with the transactions contemplated by this Agreement and to participate in the preparation for such discussion, telephone call or meeting, to the extent not prohibited by the governmental authority.

7.3.	Each of the Parties shall execute such documents and perform such further acts as may be reasonably required to carry out the provisions hereof and the actions contemplated hereby.

8. Miscellaneous.

8.1.	Further Assurances. From time to time, whether at or following the Closing, each Party shall make reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable, including as required by applicable laws, to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

8.2.	Expenses. Each of the Parties shall pay its own costs that it incurs incident to the preparation, execution, and delivery of this Agreement and the performance of any related obligations, whether or not the transactions contemplated by this Agreement shall be consummated.

8.3.	Fees. Each Party agrees to pay the costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing Party in litigation, arbitration, administrative proceeding or any other proceeding related to the enforcement or interpretation of any of the terms of this Agreement.

8.4.	Consequential Damages. EACH PARTY HERETO WAIVES ANY AND ALL CLAIMS AGAINST THE OTHER FOR ANY LOSS, COST, DAMAGE, EXPENSE, INJURY OR OTHER LIABILITY WHICH IS IN THE NATURE OF INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES WHICH ARE SUFFERED OR INCURRED AS THE RESULT OF, ARISE OUT OF, OR ARE IN ANY WAY CONNECTED TO THE PERFORMANCE OF THE OBLIGATIONS UNDER THIS AGREEMENT.

8.5.	Representations and Warranties. All representations, warranties, and agreements made by the Parties pursuant to this Agreement shall survive the consummation of the transactions contemplated herein until the expiration of the applicable statute of limitations.

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8.6.	Notices. All notices or other communications required or permitted hereunder shall be in writing shall be deemed duly given (a) if by personal delivery, when so delivered, (b) if mailed, three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below, or (c) if sent through an overnight delivery service in circumstances to which such service guarantees next day delivery, the day following being so sent to the addresses of the Parties as indicated on the signature page hereto; or (d) if sent via email, when sent with return receipt requested and received, in each case to the addresses as set forth below. Any Party may change the address to which notices and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

If to fuboTV, to:

fuboTV Group, Inc.

Attn: David Gandler

1115 Broadway, 12th Floor

New York, NY 10010

Email: dgandler@fubo.tv

If to FBNK Finance, to:

FBNK Finance

Attn: Aston Fallen

Chemin de la Chéneau, CH-1276

Gingins Switzerland

Emails: astonfallen@me.com and eich@balex.law

8.7.	Choice of Law. This Agreement overall shall be governed, construed and enforced in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law, other than any aspect of the redemption contemplated hereby which by necessity is governed by Florida law; provided that Section 4 hereof, and such additional provisions hereof as required to give effect thereto in any dispute related thereto, shall be governed by and construed in accordance with the laws of Switzerland without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any jurisdiction other than those of Switzerland.

8.8.	Jurisdiction. Any claim arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted only in any federal or state court located in the New York, New York, and each Party agrees not to assert, by way of motion, as a defense or otherwise, in any such claim, that it is not subject personally to the exclusive jurisdiction of such court, that the claim is brought in an inconvenient forum, that the venue of the claim is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each Party further irrevocably submits to the jurisdiction of such court in any such claim.

8.9.	Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.9.

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8.10.	Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their permitted successors and assigns. Neither Party may assign or delegate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other Party, which any such Party may withhold in its absolute discretion.

8.11.	No Third Party Beneficiaries. Nothing in this Agreement shall confer any rights, remedies or claims upon any person or entity not a Party or a permitted assignee of a Party.

8.12.	Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof or were otherwise breached and that each Party shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the provisions hereof and to enforce specifically the terms and provisions hereof, without the proof of actual damages, in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, and agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (a) the other Party has an adequate remedy at law, or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.

8.13.	Entire Agreement. This Agreement and the Termination Agreement represent the entire understanding and agreement between the Parties regarding the subject matter hereof and supersede all prior agreements, representations, warranties, and negotiations between the Parties. This Agreement may be amended, supplemented, or changed only by an agreement in writing that makes specific reference to this Agreement or the agreement delivered pursuant to it, and must be signed by all of the Parties. This Agreement may not be amended by email or other electronic communications.

8.14.	Interpretation. The Parties have jointly participated in the drafting and negotiation of this Agreement and if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties and no presumption of burden of proof shall arise favoring or burdening any Party by virtue of the authorship of any provision in this Agreement.

8.15.	Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the Parties.

8.16.	Waiver; Amendment. Waiver of any term or condition of this Agreement by any Party shall only be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term or condition of this Agreement. This Agreement may only be amended in a writing duly executed by each Party.

8.17.	Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signature on each counterpart were on the same instrument. The execution and delivery of a facsimile or other electronic transmission of a signature to this Agreement shall constitute delivery of an executed original and shall be binding upon the person whose signature appears on the transmitted copy.

[Remainder of page intentionally left blank – Signature pages follow]

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the Closing Date.

fuboTV Inc.

By:	/s/ David Gandler
Name:	David Gandler
Title:	Chief Executive Officer

FBNK Finance S.a r.l.

By:	/s/ Mark Domagala	By:	/s/ Jan Schulmeister
Name:	Mark Domagala	Name:	Jan Schulmeister
Title:	Manager B	Title:	Manager A

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Exhibit A

IRREVOCABLE STOCK POWER FOR fuboTV Inc.

FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, the undersigned seller (“Seller”) hereby assigns, transfers, and conveys to fuboTV Inc., a Florida corporation (the “Company”) all of Seller’s right, title, and interest in and to 800,000 shares of common stock, par value $0.0001 per share (the “Shares”), of the Company, which are not represented by certificates, and hereby irrevocably appoints the Chief Executive Officer, President and Secretary of the Company as Seller’s attorney-in-fact to transfer said Shares on the books of the Company, with full power of substitution in the premises.

Date: December 15, 2020

Seller Name: FBNK Finance S.a r.l.

By:	By:
Name:	Name:
Title:	Title:

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Exhibit B

FBNK Finance Letter

(Attached)

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[FBNK Finance S.a r.l. Letterhead]

December 15, 2020

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Shareholder Name: FBNK Finance S.a r.l.

To whom it may concern:

Please accept this letter as confirmation that the shareholder named above and undersigned below (“FBNK Finance”), is transferring and relinquishing back to fuboTV Inc., a Florida corporation (the “Company”), 800,000 shares of common stock, par value $0.0001 per share, of the Company (the “Shares”).

The Shares are being relinquished in consideration of $0.0001 per Share and the closing of certain transactions between the Company and certain affiliates of FBNK Finance, which FBNK Finance acknowledges and agrees do and shall benefit FBNK Finance.

FBNK Finance further confirms that that, if FBNK Finance is an entity, the undersigned is an authorized officer of FBNK Finance and has the authority to execute this letter and any other documents required to effect the purposes herein.

Sincerely,

FBNK Finance S.a r.l.

By:	By:
Name:	Name:
Title:	Title:

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Exhibit C

Corporate Resolution

(Omitted)

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Exhibit D

Termination of Call Option Agreement

(Attached)

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TERMINATION AGREEMENT

Dated as of December ____, 2020

This Termination Agreement (this “Agreement”), dated as of the date first set forth above (the “Termination Date”), is entered into by and between (i) fuboTV Inc., a Florida corporation (USA), with its address at 1115 Broadway, 12th Floor, New York, NY 10010 (“fuboTV”); (ii) C2A2 Corp. AG Ltd, a Switzerland company having its address at Chemin de la Chéneau, CH-1276 Gingins Switzerland) (“C2A2”); (iii) Digital Commerce Strategy AG (f/k/a Facebank AG), a Swiss joint stock company having its registered address at Gerbergasse 48, CH-4001 Basel, Switzerland (“Digital Commerce”); (iv) Mr. Aston Fallen (“Mr. Fallen”) and the additional parties as set forth in the signature pages hereto (the “Additional Shareholders”). fuboTV, FBNK Finance, C2A2, Digital Commerce, Mr. Fallen and the Additional Shareholders may be referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Parties are parties to that certain Call Option Agreement, dated as of July 10, 2020 as amended on July 20, 2020 (as so amended the “Call Option Agreement”) and pursuant to the terms and conditions herein desire to terminate the Call Option Agreement;

WHEREAS, on December [__], 2020, fuboTV redeemed 800,000 shares of common stock, par value $0.0001 per share, of fuboTV (the “Shares”) from FBNK Finance S.a r.l., a Luxembourg company affiliated with C2A2 (“FBNK Finance”), pursuant to a Redemption Agreement between fuboTV and FBNK Finance dated as of such date (the “Redemption Agreement”), and therein the parties thereto agreed to use their commercially reasonable efforts, following the Closing (as defined in the Redemption Agreement) to have the Parties execute and deliver this Agreement;

WHEREAS, in connection with the termination of the Call Option Agreement, the Parties shall undertake such further actions as set forth herein.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1.	Termination of Call Option Agreement. Subject to the immediately following sentence, effective as of the Termination Date, the Call Option Agreement is hereby terminated, and shall be of no further force and effect. Notwithstanding the foregoing, the Parties each acknowledge and agree that nothing herein shall relieve any party to the Call Option Agreement from liability for any breach of, or default under, the Call Option Agreement occurring prior to the Termination Date. Further, C2A2 has previously directed the Escrow Agent appointed pursuant to the Escrow Agreement attached as Exhibit I to the Call Option Agreement, to transfer the Call Shares, as defined therein, as directed by C2A2, pursuant to Section 3.3(c) of such Escrow Agreement, which direction is hereby reaffirmed.

2.	Representations and Warranties of the Parties. Each of the Parties (the “Representing Party”) hereby represents and warrants to each of the other Parties as follows:

2.1.	Organization and Standing. The Representing Party is an individual person or is an entity duly organized and in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite power and authority to own its properties and conduct its business as it is now being conducted. The nature of the business and the character of the properties the Representing Party owns or leases do not make licensing or qualification of the Representing Party as a foreign entity necessary under the laws of any other jurisdiction, except to the extent such licensing or qualification have already been obtained.

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2.2.	Due Authority; No Violation. The Representing Party has all requisite rights and authority or the capacity to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Representing Party, and no other proceedings on the part of the Representing Party are necessary to authorize the execution, delivery and performance of this Agreement or the transactions contemplated hereby or thereby on the part of the Representing Party. The execution, delivery and performance of this Agreement will not (x) violate, conflict with, or result in the breach, acceleration, default or termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions, or conditions of any material agreement or instrument to which the Representing Party is a party or by which it or its assets may be bound or (y) constitute a violation of any material applicable law, rule or regulation, or of any judgment, order, injunctive award or decree of any governmental authority applicable to the Representing Party or (z) conflict with, result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time, or both) the Representing Party’s organizational or operating documents (if the Representing Party is an entity) or any order, judgment, arbitration award, or decree to which such the Representing Party is a party or by which it or any of its assets or properties are bound.

2.3.	Approvals. No approval, authority, or consent of or filing by the Representing Party with, or notification to, any governmental authority, is necessary to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated herein.

2.4.	Enforceability. This Agreement has been duly executed and delivered by the Representing Party and, assuming that this Agreement constitutes the legal, valid and binding obligation of the other Parties, constitutes the legal, valid, and binding obligation of the Representing Party, enforceable against the Representing Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally..

3. Covenants and Agreements.

3.1.	Each of the Parties, as promptly as practicable, shall make, or cause to be made, all filings and submissions under laws applicable to it and its affiliates, as may be required for it to consummate the transactions contemplated hereby and shall use its commercially reasonable efforts to obtain, or cause to be obtained, all other authorizations, approvals, consents and waivers from all persons and governmental authorities necessary to be obtained by it or its affiliates, in order for it to consummate such transactions, at the cost of the Party required to file or submit the same. Notwithstanding anything to the contrary herein, nothing herein shall require, or be construed to require, any Party to agree to hold separate or to divest any of the businesses, product lines or assets.

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3.2.	Each Party hereto shall promptly inform the other Parties of any material communication from any governmental authority regarding any of the transactions contemplated by this Agreement and shall promptly furnish the other Parties with copies of substantive notices or other communications received from any third party or any governmental authority with respect to such transactions. Each Party shall agree on the content of any proposed substantive written communication or submission or any oral communication to any governmental authority. If any Party or any affiliate thereof receives a request for additional information or documentary material from any such governmental authority with respect to the transactions contemplated by this Agreement, then such Party will endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other Parties, an appropriate response in compliance with such request. Each Party shall, to the extent practicable, provide the other Parties and their respective counsel with advance notice of and the opportunity to participate in any substantive discussion, telephone call or meeting with any governmental authority in respect of any filing, investigation or other inquiry in connection with the transactions contemplated by this Agreement and to participate in the preparation for such discussion, telephone call or meeting, to the extent not prohibited by the governmental authority.

3.3.	Each of the Parties shall execute such documents and perform such further acts as may be reasonably required to carry out the provisions hereof and the actions contemplated hereby.

4. Miscellaneous.

4.1.	Further Assurances. From time to time, whether at or following the Termination Date, each Party shall make reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable, including as required by applicable laws, to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

4.2.	Expenses. Each of the Parties shall pay its own costs that it incurs incident to the preparation, execution, and delivery of this Agreement and the performance of any related obligations, whether or not the transactions contemplated by this Agreement shall be consummated.

4.3.	Fees. Each Party agrees to pay the costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing Party in litigation, arbitration, administrative proceeding or any other proceeding related to the enforcement or interpretation of any of the terms of this Agreement.

4.4.	Consequential Damages. EACH PARTY HERETO WAIVES ANY AND ALL CLAIMS AGAINST THE OTHER FOR ANY LOSS, COST, DAMAGE, EXPENSE, INJURY OR OTHER LIABILITY WHICH IS IN THE NATURE OF INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES WHICH ARE SUFFERED OR INCURRED AS THE RESULT OF, ARISE OUT OF, OR ARE IN ANY WAY CONNECTED TO THE PERFORMANCE OF THE OBLIGATIONS UNDER THIS AGREEMENT.

4.5.	Representations and Warranties. All representations, warranties, and agreements made by the Parties pursuant to this Agreement shall survive the consummation of the transactions contemplated herein until the expiration of the applicable statute of limitations.

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4.6.	Notices. All notices or other communications required or permitted hereunder shall be in writing shall be deemed duly given (a) if by personal delivery, when so delivered, (b) if mailed, three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below, or (c) if sent through an overnight delivery service in circumstances to which such service guarantees next day delivery, the day following being so sent to the addresses of the Parties as indicated on the signature page hereto; or (d) if sent via email, when sent with return receipt requested and received, in each case to the addresses as set forth below. Any Party may change the address to which notices and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

If to fuboTV, to:

fuboTV Group, Inc.

Attn: David Gandler

1115 Broadway, 12th Floor

New York, NY 10010

Email: dgandler@fubo.tv

If to any other Party, to:

C2A2 Corp. AG Ltd

Attn: Aston Fallen

Chemin de la Chéneau, CH-1276

Gingins Switzerland

Emails: astonfallen@me.com and eich@balex.law

4.7.	Choice of Law. This Agreement overall shall be governed, construed and enforced in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law; provided that Section 1 hereof, and such additional provisions hereof as required to give effect thereto in any dispute related thereto, shall be governed by and construed in accordance with the laws of Switzerland without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any jurisdiction other than those of Switzerland.

4.8.	Jurisdiction. Any claim arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted only in any federal or state court located in the New York, New York, and each Party agrees not to assert, by way of motion, as a defense or otherwise, in any such claim, that it is not subject personally to the exclusive jurisdiction of such court, that the claim is brought in an inconvenient forum, that the venue of the claim is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each Party further irrevocably submits to the jurisdiction of such court in any such claim.

4.9.	Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.9.

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4.10.	Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their permitted successors and assigns. Neither Party may assign or delegate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other Party, which any such Party may withhold in its absolute discretion.

4.11.	No Third Party Beneficiaries. Nothing in this Agreement shall confer any rights, remedies or claims upon any person or entity not a Party or a permitted assignee of a Party.

4.12.	Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof or were otherwise breached and that each Party shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the provisions hereof and to enforce specifically the terms and provisions hereof, without the proof of actual damages, in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, and agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (a) the other Party has an adequate remedy at law, or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.

4.13.	Entire Agreement. This Agreement and the Redemption Agreement represent the entire understanding and agreement between the Parties regarding the subject matter hereof and supersede all prior agreements, representations, warranties, and negotiations between the Parties. This Agreement may be amended, supplemented, or changed only by an agreement in writing that makes specific reference to this Agreement or the agreement delivered pursuant to it, and must be signed by all of the Parties. This Agreement may not be amended by email or other electronic communications.

4.14.	Interpretation. The Parties have jointly participated in the drafting and negotiation of this Agreement and if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties and no presumption of burden of proof shall arise favoring or burdening any Party by virtue of the authorship of any provision in this Agreement.

4.15.	Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the Parties.

4.16.	Waiver; Amendment. Waiver of any term or condition of this Agreement by any Party shall only be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term or condition of this Agreement. This Agreement may only be amended in a writing duly executed by each Party.

4.17.	Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signature on each counterpart were on the same instrument. The execution and delivery of a facsimile or other electronic transmission of a signature to this Agreement shall constitute delivery of an executed original and shall be binding upon the person whose signature appears on the transmitted copy.

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the Termination Date.

fuboTV Inc.

By:
Name:	David Gandler
Title:	Chief Executive Officer

Aston Fallen

By:
Name:	Aston Fallen

Digital Commerce Strategy AG

By:	By:
Name:	Name:
Title:	Title:

C2A2 Corp. AG Ltd

By:	By:
Name:	Name:
Title:	Title:

HLEE Finance S.à r.l.

By:
Name:	Marek Domagala
Title:	Director

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Highlight Event and Entertainment AG

By:
Name:	Bernhard Bergener
Title:	Chief Executive Officer

By:
Name:	Peter von Buren
Title:	Chief Financial Officer

IndexAtlas AG

By:
Name:	Christian Eich
Title:	Director

Amostar Assets Limited

By:
Name:	P. Shabalov
Title:	Director

Mountain Alliance AG

By:
Name:	Daniel Wild
Title:	Chief Executive Officer

By:
Name:	Manfred Danner
Title:	Chief Operating Officer/Chief Financial Officer

Falcon Consulting Limited

By:
Name:
Title:	Director

By:
Jacques Girod

By:
Peter Karpenko

By:
Casey Potenzone

By:
Victor Iezuitov

By:
Norman Hansen

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